UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2025

POSTAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38903	83-2586114
(State or other jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)
75 Columbia Avenue
Cedarhurst,NY 11516
(Address of principal executive offices and zip code)
(516) 295-7820
(Registrant’s telephone number)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-I2 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.I4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PSTL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Postal Realty Trust, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) on Friday, May 16, 2025. The proposals considered and approved by stockholders at the 2025 Annual Meeting were the following:

•The election of five directors nominated by the Company’s Board of Directors, each to serve until the 2026 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies;

•The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

•an advisory vote on executive compensation; and

•an advisory vote on the frequency of future advisory votes on executive compensation.

Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2026 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies. Set forth below are the results of the vote for the election of directors:

Name	Votes For	Withheld	Broker Non-Votes
Patrick R. Donahoe	17,724,303	283,434	4,114,690
Barry Lefkowitz	14,188,709	3,819,028	4,114,690
Jane Gural-Senders	14,172,130	3,835,607	4,114,690
Anton Feingold	12,695,253	5,312,484	4,114,690
Andrew Spodek	17,738,993	268,744	4,114,690

Ratification of Independent Registered Public Accounting Firm

A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was also presented at the 2025 Annual Meeting and approved. Set forth below are the results of the vote for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm:

Votes For	Votes Against	Abstentions
21,933,814	146,666	41,497

Advisory Vote on Executive Compensation

Shareholders approved an advisory vote on the compensation of the Company’s named executive officers as set forth in the Proxy Statement as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,684,225	1,251,402	72,110	4,114,690
Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The advisory vote on the frequency of the executive compensation advisory vote was as set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
17,540,364	89,931	297,233	80,209	4,114,690

As reported above, at the Annual Meeting, our shareholders adopted an advisory vote that the Company should conduct future advisory votes on executive compensation every one year. Based on the Board’s recommendation in the Company’s proxy statement filed on April 2, 2025 and on the voting results at the Annual Meeting (with respect to the shareholder advisory vote on the frequency of future advisory votes), the Board determined that the Company will conduct advisory votes on executive compensation every one year, and that this determination will remain effective until the next advisory vote on the frequency of shareholder advisory votes on such compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2025

POSTAL REALTY TRUST, INC.

By:	/s/ Jeremy Garber
Name: Jeremy Garber
Title: President, Treasurer and Secretary